UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report: August 12, 2004

(Date of earliest event reported): August 12, 2004

Silverleaf Resorts, Inc.

(Exact name of registrant as specified in its charter)

Texas

(State or other jurisdiction of incorporation)

1-13003	75-2250990

(Commission File Number)	(IRS Employer Identification Number)

1221 River Bend Drive, Suite 120, Dallas, Texas	75247

(Address of principal executive offices)	(Zip Code)

214-631-1166

(Registrant’s telephone number, including area code)

Not applicable

(Former name or former address, if changed since last report)

I. INFORMATION TO BE INCLUDED IN REPORT

Item 7. Financial Statements, Pro Forma Financial Information, And Exhibits

(a) Not applicable

(b) Not applicable

(c) The following are furnished as Exhibits to this Report:

Exhibit No.	Description
99.1	Press Release dated August 12, 2004 issued by the Registrant

Item 9. Regulation FD Disclosure

     Pursuant to Item 9, “Regulation FD Disclosure,” information is being furnished with respect to the Registrant’s press release issued August 12, 2004, announcing that the Registrant’s results of operation for the quarter ended June 30, 2004. A copy of the press release, issued on August 12, 2004 is furnished as Exhibit No. 99.1 to this Report on Form 8-K. The Registrant’s reports on Forms 10-K, 10-Q and 8-K and other publicly available information should be consulted for other important information about the registrant.

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SILVERLEAF RESORTS, INC.
Dated: August 12, 2004	By:	/S/ ROBERT E. MEAD
		Name:	Robert E. Mead
		Title:	Chairman and Chief Executive Officer

Dated: August 12, 2004	By:	/S/ HARRY J. WHITE, JR.
		Name:	Harry J. White, Jr.
		Title:	Chief Financial Officer

Exhibit Index

Exhibit No.	Description
99.1	Press Release dated August 12, 2004 issued by the Registrant